UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

NESTOR, INC.

 (Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

0-12965	13-3163744
(Commission File Number)	(IRS Employer Identification Number)

42 Oriental Street; Third Floor, Providence, Rhode Island

 (Address of principal executive offices)

(401) 274-5658

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 19, 2008, David N. Jordan resigned from the Board of Directors of Nestor, Inc. (the “Registrant”) for personal reasons.  Mr. Jordan served on the Nominating Committee of the Registrant at the time of his resignation.

On December 22, 2008, George L. Ball resigned from the Board of Directors of the Registrant citing personal reasons.  Mr. Ball was the Chairman of the Board of Directors and served on the Executive Committee of the Registrant at the time of his resignation.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                                Description

99.1	Press release dated December 29, 2008

99.2	Resignation Letter of David N. Jordan

99.3	Resignation Letter of George L. Ball

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESTOR, INC.

	By:	/s/ Clarence A. Davis
Clarence A. Davis
Chief Executive Officer

Date:December 29, 2008